Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of 08/02/2018)

*Please read in conjunction with the Company's 10-Q previously filed with the Securities and Exchange Commission on May 10, 2018 as well as the "Explanation of Non-GAAP Financial Measures" contained within the Company's earnings press release for the quarter ended June 30, 2018.

	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018
Revenue ($000's)
Total GAAP Revenue	$468,520	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252
Growth %	16%	16%	24%	22%	22%	21%	19%	13%	14%	26%	18%	32%	34%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103
Total Non-GAAP Revenue	$466,363	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355
Growth %	15%	16%	25%	22%	23%	22%	20%	14%	15%	27%	19%	31%	33%

GAAP On Demand Revenue	$450,962	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945
Growth %	15%	16%	23%	21%	21%	20%	18%	13%	15%	27%	18%	32%	34%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103
Non-GAAP On Demand Revenue	$448,805	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048
Growth %	15%	16%	24%	21%	21%	21%	19%	14%	15%	28%	19%	32%	33%

Professional and Other	$17,558	$4,972	$6,109	$7,072	$7,444	$25,597	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307

Expenses ($000's)
Cost of Revenue
GAAP View	$198,613	$54,748	$62,078	$64,111	$61,364	$242,301	$63,042	$67,544	$69,348	$73,513	$273,447	$76,660	$85,741
Stock-based expense	(4,046)	(751)	(826)	(929)	(804)	(3,310)	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)
Amortization of intangible assets	(14,213)	(4,165)	(4,141)	(4,296)	(4,159)	(16,761)	(3,689)	(3,691)	(3,554)	(4,378)	(15,312)	(3,823)	(3,799)
Headquarters relocation costs	-	(584)	(679)	(760)	-	(2,023)	-	-	-	-	-	-	-
Non-GAAP View	$180,354	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774
Depreciation	(9,802)	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)
Adjusted EBITDA View	$170,552	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675

Product Development
GAAP View	$68,799	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771
Stock-based expense	(8,585)	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)
Asset impairment and loss on disposal of assets	(1,418)	-	-	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	(154)	(176)	(211)	-	(541)	-	-	-	-	-	-	-
Non-GAAP View	$58,796	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126
Depreciation	(5,279)	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)
Adjusted EBITDA View	$53,517	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569

Sales & Marketing
GAAP View	$123,108	$32,199	$35,129	$33,860	$34,025	$135,213	$35,147	$39,235	$42,583	$48,114	$165,079	$50,241	$54,488
Stock-based expense	(12,996)	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)
Amortization of intangible assets	(11,164)	(2,946)	(3,596)	(3,551)	(3,414)	(13,507)	(4,100)	(4,536)	(5,781)	(10,189)	(24,606)	(12,561)	(13,824)
Headquarters relocation costs	-	(170)	(184)	(220)	-	(574)	-	-	-	-	-	-	-
Non-GAAP View	$98,948	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194
Depreciation	(2,170)	(606)	(615)	(593)	(586)	(2,400)	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)
Adjusted EBITDA View	$96,778	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828

General & Administrative
GAAP View	$68,814	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444
Stock-based expense	(12,495)	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)
Asset impairment and loss on disposal of assets	(1,652)	-	(85)	(164)	(248)	(497)	(24)	(63)	(385)	(52)	(524)	(942)	(156)
Acquisition-related income (expense)	1,841	57	9	266	(695)	(363)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	-	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-
Headquarters relocation costs	-	(117)	(135)	(162)	-	(414)	-	-	-	-	-	-	-
Litigation-related expense	(2)	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$56,506	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708
Depreciation	(3,263)	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)
Other (income) expense	82	(11)	(16)	(15)	(25)	(67)	(34)	(18)	(136)	(115)	(303)	(51)	(66)
Adjusted EBITDA View	$53,325	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158

RealPage, Inc.
IR Fact Sheet (as of 08/02/2018)

*Please read in conjunction with the Company's 10-K previously filed with the Securities and Exchange Commission on March 1, 2018 as well as the "Explanation of Non-GAAP Financial Measures".

	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018
Profitability ($000's)
GAAP Net Income (Loss)	$(9,218)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479
Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103
Depreciation, asset impairment, and loss on disposal of assets	44,385	5,496	6,563	7,119	6,635	25,813	6,675	6,929	7,331	6,817	27,752	7,818	7,662
Amortization of intangible assets	25,377	7,111	7,737	7,847	7,573	30,268	7,789	8,227	9,335	14,567	39,918	16,384	17,623
Acquisition-related expense (income)	(1,841)	(57)	(9)	(266)	695	363	1,210	1,354	485	2,508	5,557	1,007	1,168
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	-	481	2,228	5,993	2,310	11,012	-	-
Interest expense, net	1,367	719	1,090	1,079	937	3,825	1,120	2,804	4,813	6,335	15,072	7,721	8,584
Income tax (benefit) expense	(3,846)	2,114	1,545	3,540	3,637	10,836	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)
Litigation-related expense	2	-	-	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	1,025	1,174	1,353	-	3,552	-	-	-	-	-	-	-
Stock-based expense	38,122	8,391	10,737	8,255	9,469	36,852	10,092	13,876	11,764	10,103	45,835	10,318	13,695
Adjusted EBITDA	$92,191	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$137,239	$36,282	$38,467	$39,023	$39,118	$152,890	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522
% of Total	31%	29%	28%	28%	28%	28%	27%	26%	26%	24%	26%	24%	22%
Y-O-Y growth	13%	11%	14%	11%	10%	11%	11%	8%	8%	10%	9%	12%	12%

Resident Services	$146,138	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329
% of Total	33%	37%	40%	41%	42%	40%	42%	42%	43%	42%	42%	40%	41%
Y-O-Y growth	33%	36%	60%	50%	49%	49%	35%	19%	21%	26%	25%	27%	32%

Leasing and Marketing	$118,697	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845
% of Total	26%	24%	22%	21%	20%	22%	19%	19%	18%	21%	19%	20%	21%
Y-O-Y growth	0%	-2%	-3%	-2%	-3%	-3%	-4%	-1%	0%	36%	7%	42%	46%

Asset Optimization	$46,731	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352
% of Total	10%	10%	10%	10%	10%	10%	12%	13%	13%	13%	13%	16%	16%
Y-O-Y growth	13%	18%	17%	15%	20%	18%	39%	47%	46%	66%	50%	78%	61%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$399,211	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082
% of Total	89%	90%	91%	90%	91%	90%	91%	91%	94%	88%	91%	88%	86%
Y-O-Y growth	16%	18%	27%	24%	22%	23%	22%	15%	20%	24%	20%	26%	27%

Transactional	$49,594	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966
% of Total	11%	10%	9%	10%	9%	10%	9%	9%	6%	12%	9%	12%	14%
Y-O-Y growth	5%	5%	1%	3%	13%	5%	0%	10%	-28%	68%	12%	90%	97%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$529,052	$548,917	$565,700	$566,263		$596,159	$649,017	$708,836	$751,183		$779,446	$837,897
Total ACV Growth (QTD)		24%	21%	21%	21%		13%	18%	25%	33%		31%	29%
Organic ACV Growth (QTD)		10%	11%	10%	10%		11%	11%	11%	11%		10%	11%
Unit Trend (000's)
On Demand Units - Ending		10,999	11,141	11,251	10,989		11,112	11,485	12,253	13,003		13,173	15,531
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		96.9%	97.0%	97.0%	96.9%		96.8%	96.6%	96.2%	96.2%		96.2%	96.4%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$48.10	$49.27	$50.28	$51.53		$53.65	$56.51	$57.85	$57.77		$59.17	$53.95
Top ACV / RPU
Top 100 ACV ($000's)		$232,031	$240,850	$245,947	$253,206		$255,262	$269,154	$288,315	$304,601		$319,642	$336,943

Top 100 ACV RPU (1)		$71.02	$69.68	$72.63	$78.32		$79.59	$84.92	$84.11	$81.78		$85.64	$69.48

Top 50 RPU Clients RPU		$168.58	$172.32	$177.21	$186.47		$187.48	$182.61	$187.66	$195.30		$201.45	$212.30

Headcount
Total Ending RP Headcount		4,445	4,707	4,413	4,410		4,778	5,029	5,231	5,462		5,664	5,958

Total International Headcount (included above)		1,694	1,938	1,845	1,880		2,037	2,140	2,206	2,288		2,454	2,558
% International Headcount		38%	41%	42%	43%		43%	43%	42%	42%		43%	43%

(1) Q2 2018 Top 100 Rental ACV clients possess an average RPU of nearly $90.